QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2003

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of incorporation)	0-23245 (Commission File Number)	36-3932190 (IRS Employer Identification No.)
2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL (Address of Principal Executive Offices)	60195 (Zip Code)

Registrant's telephone number, including area code (847) 781-3600

Item 9.    Regulation FD Disclosure.

        The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

        On April 22, 2003, Career Education Corporation (the "Registrant") issued a press release setting forth the Registrant's first-quarter 2003 earnings. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION
	By:	/s/ PATRICK K. PESCH Patrick K. Pesch Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Dated: April 22, 2003

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press Release of Registrant dated April 22, 2003.

QuickLinks

  Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index